As Filed with the Securities and Exchange Commission on June 23, 2000
                                                   Registration No. 333-39330



                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  POST-EFFECTIVE AMENDMENT No. 1
                             TO  FORM S-3

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     ACCESS PHARMACEUTICALS, INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


          Delaware                                  3841
------------------------------          ---------------------------
(State or Other Jurisdiction             (Primary Standard Industrial
of Incorporation or Organization)         Classification Code Number)

                              83-0221517
                          -------------------
                          (I.R.S. Employer
                           Identification No.)

                    2600 Stemmons Freeway, Suite 176
                   Dallas, Texas 75207 (214) 905-5100

----------------------------------------------------------------
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             Kerry P. Gray
                 President and Chief Executive Officer
                      Access Pharmaceuticals, Inc.
                    2600 Stemmons Freeway, Suite 176
                           Dallas, Texas 75207
                             (214) 905-5100
       ------------------------------------------------------------
                (Name, address, including zip code, and
       telephone number, including area code, of agent for service)

                            with copies to:

                        John J. Concannon III
                           Bingham Dana LLP
                          150 Federal Street
                           Boston, MA 02110
                            (617) 951-8000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. /x/   333-37786

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

This Post-Effective Amendment to the Registration Statement on Form S-3 is being filed to include the Consent of Independent Certified Public Accountants, Independent Auditors' Consent and Consent of Independent Auditors as Exhibit 23(b), Exhibit 23(c) and Exhibit 23(d), respectively, which were inadvertently not filed with the initial filing of the Registration Statement.

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on this 22nd day of June, 2000.

                              ACCESS PHARMACEUTICALS, INC.
                              By /s/ Kerry P. Gray
                                ----------------------
                              Kerry P. Gray
                              President and Chief Executive Officer, Director



Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following person in the capacities and on the dates indicated.

         Signature                      Title
Date
-------------------------   -----------------------------   --------------
 /s/  Kerry P. Gray
-----------------------
      Kerry P. Gray          President and Chief Executive    June 22, 2000
                             Officer, Director

           *
--------------------------
  Herbert H. McDade, Jr.     Director                         June 22, 2000

           *
-----------------------
  J. Michael Flinn           Director                         June 22, 2000

           *
-----------------------
  Stephen B. Howell          Director                         June 22, 2000

           *
----------------------
  Max Link                   Director                         June 22, 2000

           *
----------------------
  Howard P. Milstein         Director                         June 22, 2000

           *
------------------
  Richard Stone              Director                         June 22, 2000

           *
------------------
  Preston Tsao               Director                         June 22, 2000

/s/ Stephen B. Thompson
------------------------
  Stephen B. Thompson        Vice President,                  June 22, 2000
                             Chief Financial Officer,
                             Treasurer

  /s/ Kerry P. Gray
------------------------
* by: Kerry P. Gray          Attorney-in-fact                 June 22, 2000


Exhibit Index

* 5.1    Opinion of Bingham Dana LLP

*23(a)   Consent of Bingham Dana LLP (included in Exhibit 5.1)

 23(b)   Consent of Grant Thornton LLP

 23(c)   Consent of KPMG LLP

 23(d)   Consent of Smith Anglin & Co.

*26 Power of Attorney (Included in signature page to Registration Statement No. 333-37786 on Form S-3 filed on May 24, 2000)

-------------------------
* - Previously filed.